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                                                                Exhibit 99.1


            CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, W. Russell Smith III, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Hartville Group, Inc., formerly Venturelist.com, Inc. on Form 10-KSB for the year ended September 30, 2002 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such 10KSB fairly presents in all material respects the financial condition and results of operations of Hartville Group, Inc.


                                   By:  /s/ W.  Russell Smith III
                                        ----------------------------
                                   Name:  W. Russell Smith III
                                   Title: Principal Executive Officer

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